Exhibit 99.1
: THFF

Forward-looking Information This presentation contains future oral and written statements of the Company and its management, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward-looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. Additional information is included in the Company’s filings with the Securities and Exchange Commission. Factors that could have a material adverse effect on the Company’s financial condition, results of operations and future prospects can be found in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and elsewhere in the Company’s periodic and current reports filed with the Securities and Exchange Commission. These factors include, but are not limited to, the effects of future economic, business and market conditions and changes, domestic and foreign, including competition, governmental policies and seasonality; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by Company regulators, and changes in the scope and cost of FDIC insurance and other coverages; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and other interest sensitive assets and liabilities; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses, analysis of capital needs and other estimates; changes in borrowers’ credit risks and payment behaviors; and changes in the availability and cost of credit and capital. 2

Norman D. Lowery President & Chief Executive Officer Rodger A. McHargue Chief Financial Officer, SVP Stephen P. Panagouleas Chief Credit Officer, SVP 3

Illinois 26 Banking Centers Indiana 22 Banking Centers 4 Loan Offices Kentucky 16 Banking Centers 1 Loan Office Tennessee 19 Banking Centers 4 Loan Offices First Financial Corporation Indiana’s first multi-bank holding company Established 1984 91 Locations 82 full-service banking centers 9 loan production offices $6.1 Billion in Assets $2.2 Billion Trust and Assets Under Management First Financial Bank Primary subsidiary founded in 1834 Oldest national bank in Indiana 5th oldest national bank in the U.S. Terre Haute, Indiana Headquarters Georgia 3 Banking Centers 4

Our Vision

To be the foundation of community prosperity and trust for generations to come.

★★★★★
5-Star Rating
BauerFinancial

Top 50 Best U.S. Bank
Bank Director Magazine

Our Mission

Empowering you with secure and innovative financial solutions focusing on quality of life.

Best Ag Lender
Pennyrile's Best Magazine

Best Bank
Tribune-Star Readers' Choice

Our Values

Start with SOUNDNESS
The strongest foundation for success is based on experience and stability.

Prioritize GROWTH
Avoiding complacency with a focus on continuous improvement.

Deliver VALUE
Solve for every client need.

Find the SOLUTION
Get the job done, obstacles are not excuses, they are opportunities.

Be ACCOUNTABLE
Set ambitious goals and communicate transparently.

Build COMMUNITY
Foster a culture of respect, belonging, & support, internally and externally.

5

TBV $27.11 $28.84 $30.94 $30.83 $33.16 $34.08 $37.57 $38.67 $31.66 $36.80 $35.73 $45.05 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Strong Capital Key Capital Ratios and Per Share Data As of December 31, 2025 11.86% 12.51% 12.80% 12.74% 13.69% 11.91% 11.40% 9.62% 7.79% 9.15% 7.78% 9.49% 0.00% 3.50% 7.00% 10.50% 14.00% 17.50% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 TCE Total Risk Based 14.22% Tier 1 Risk Based 13.21% Tier 1 Leverage 11.25% Book Value $54.69 Tangible Book Value $45.05 6

$2.55 $2.35 $3.12 $2.38 $3.80 $3.80 $3.93 $4.02 $5.82 $5.08 $4.00 $6.68 $0.97 $0.98 $0.99 $2.50 $1.02 $1.02 $1.04 $1.06 $1.17 $1.28 $1.80 $2.04 $0.00 $1.50 $3.00 $4.50 $6.00 $7.50 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Earnings and Dividends Per Share EPS Dividends Paid History of Earnings and Dividend Growth 7

Announced Repurchase Amount Shares Amount Completed April 21, 2022 10% 1,243,531 In Progress ** July 21, 2021 5% 652,411 $28,335,713 3/4/22 October 29, 2020 5% 685,726 $29,300,476 6/25/21 February 3, 2016 5% 637,500 $21,677,750 11/30/20 August 25, 2014 5% 667,700 $21,627,262 8/19/15 **As of 12/31/2025 purchased 724,671 for $29,132,283. 518,860 shares remain. History of Shares Repurchases 8

FFIEC BHC UBPR Data Non-interest Income % Avg Assets Return on Assets FFIEC BHC UBPR Data 1.30 0.98 1.56 1.42 1.25 1.10 1.41 1.26 0.92 1.39 0.92 0.95 1.22 1.19 0.97 1.25 1.17 0.95 0.92 1.09 '- 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 FFC Peer Better than Peer Performance 9 1.61 1.22 1.32 1.12 1.00 0.88 0.93 0.89 0.87 0.86 0.91 0.93 0.90 0.90 0.98 0.94 0.79 0.72 0.74 0.77 '- 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 FFC Peer

Net Interest Income Loan Growth Driving Growth in Income $107,857 $116,579 $131,652 $146,346 $143,401 $165,042 $167,262 $174,986 $219,868 4.11% 4.32% 4.25% 4.05% 3.20% 3.55% 3.78% 3.71% 4.29% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $42,500 $85,000 $127,500 $170,000 $212,500 $255,000 2017 2018 2019 2020 2021 2022 2023 2024 2025 NII NIM $’s in (000’s) 10

Balance ($000) Commercial Loans By State Total $4,055,781 Diversified Loan Portfolio As of 02/28/2026 Loan Portfolio Commercial 71.59% Consumer 21.25% Residential 7.16% Commercial $2,903,677 Consumer $861,906 Residential $290,198 IN 45.31% IL 7.54% KY 10.11% TN 26.49% GA 1.68% Other 8.87% 11

Strong Asset Quality

Non-Performing Assets



25,000
22,500
20,000
17,500
15,000
12,500
10,000
7,500
5,000
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
$18,978
$17,179
$16,719
$11,352
$10,549
$19,947
$14,238
$17,380
.39%
.31%
.30%
.20%
.19%
.35%
.25%
.30%
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
2/26
NPA ($,000)
NLA/Total Assets (%)

FFIEC BHC UBPR Data (Except 2/26)

Non-Performing Loans



27,500
25,000
22,500
20,000
17,500
15,000
12,500
10,000
7,500
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
.50%
$15,916
.38%
$14,134
.36%
$13,615
.27%
$10,379
.25%
$9,791
$19,259
.49%
.36%
$14,765
.40%
$16,090
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
2/26
NPL ($,000)
NPL/Total Loans (%)

FFIEC BHC UBPR Data (Except 2/26)

Reserves / Loans



50,000
48,750
47,500
46,250
45,000
43,750
42,500
41,250
40,000
38,750
37,500
36,250
35,000
1.30%
1.25%
1.20%
1.15%
1.10%
$38,334
1.20%
$46,169
1.24%
$46,732
1.22%
$46,835
1.21%
$47,087
1.21%
$47,412
1.20%
$47,995
1.18%
$48,192
1.19%
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
2/26
Amount ($000)
% Total Loans

Net Charge-offs



5,600
4,800
4,000
3,200
2,400
1,600
800
-
0.15%
0.11%
0.08%
0.04%
0.00%
0.144%
0.115%
0.033%
0.045%
0.041%
0.038%
0.041%
0.026%
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
YTD 2/26
Dollar ($000)
% Total Loans

12

Total Portfolio Loan Growth Strong Growth Strategy Driving Results $1,953,988 $2,656,390 $2,610,294 $2,815,895 $3,067,438 $3,167,821 $3,836,717 $4,055,303 35.95% -1.74% 7.88% 8.93% 3.27% 21.12% 5.70% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 2018 2019 * 2020 2021 * 2022 2023 2024 * 2025 Portfolio Balance Growth Rate 7 Yr. CAGR = 10.994% $’s in (000’s) * Acquisition Years 13

Total Loans $861,906,019 Average Portfolio Yield of 7.85% 97.56% Secured Consumer Loans •),&2 •WR •WR 1.84% < 600 & No Score Average Portfolio Yield of 8.18% 68.17% Indirect Auto ($587,557,188) 14.62% New ($85,915,616) 85.38% Used ($501,641,842) Asset Quality 30 – 89 day YTD Average Past Due .89% (Total YTD Ave. = 1.23%) Consumer Loan Portfolio As of 02/28/2026 $168,729,326 Home Equity 19.58% $86,396,366 Direct Auto 10.02% $587,557,188 Indirect Auto 68.17% $13,086,596 Other 1.52% $6,136,543 Credit Card 0.71% 14

$165,765,278 $95,019,127 Mortgage Loan Portfolio As of 02/28/2026 Total Loans $290,198,044 52.16% YTD Production is Sold (YE 2025) • $54.2 Million YTD New Production Sold • Average New Production LTV 78.03% • Average New Production FICO Score 736 • Average New Production DTI 35.81% • Average Loan Amount is $196,652 • Average New Production Interest Rate of 6.733% 47.84% YTD Production is Portfolio (YE 2025) • Underwritten to FHLMC Guidelines • $49.7 Million YTD New Production • Average New Production LTV 76.72% • Average New Production FICO Score 732 • Average New Production DTI 35.15% • Average Loan Amount of $310,933 • Average New Production Interest Rate of 6.894% • Average Total Portfolio Yield 5.82% (5.70% at 12/31/24) Asset Quality • YTD average past due 1.74% 15 $95,019,127 $165,765,278 $107,554,649 Fixed Rate 37.06% $182,643,395 Adjustable Rate 62.94% Mortgage Portfolio by Type Ave. Yield of 5.34% Ave. Yield of 6.03%

Commercial Portfolio Yield Analysis Well Positioned For Continued Yield Expansion (As of 02/28/26) $393,465 $303,684 $176,122 $47,454 $38,290 $202,238 $153,115 $167,190 $255,244 6.753% 6.309% 6.134% 5.712% 5.579% 5.252% 6.428% 6.592% 6.505% 4.000% 4.250% 4.500% 4.750% 5.000% 5.250% 5.500% 5.750% 6.000% 6.250% 6.500% 6.750% 7.000% 7.250% 7.500% 7.750% 8.000% 25,000 75,000 125,000 175,000 225,000 275,000 325,000 375,000 Variable <1 Mo. Adjustable 2Q26 3Q26 4Q26 2027 2028 2029 2030 Balance Adjusting (000's) Balance Yield YTD 2026 New Loan Rate = 6.590% Adjustable-Rate Portfolio 16

Commercial Portfolio Yield Analysis (Cont.) Well Positioned For Continued Yield Expansion $49,216 $71,143 $39,977 $77,953 $177,367 $195,149 $160,309 $137,691 5.890% 5.322% 4.661% 4.873% 5.161% 6.299% 6.591% 6.676% 4.500% 4.750% 5.000% 5.250% 5.500% 5.750% 6.000% 6.250% 6.500% 6.750% 30,000 42,500 55,000 67,500 80,000 92,500 105,000 117,500 130,000 142,500 155,000 167,500 180,000 192,500 205,000 217,500 230,000 1Q26 2Q26 3Q26 4Q26 2027 2028 2029 2030 Balance Due (000's) Balance Yield Fixed Rate Maturities YTD 2026 New Loan Rate = 6.455% 17

Residential/Multi-Family 39.43% Commercial Income Property 30.08% NOO Retail/Restaurants 10.58% Hotels and Motels 5.20% Residential & Non-Residential Property Managers 1.64% Lessors of Other Real Estate Property 8.06% Mini-warehouses/Self Storage 2.90% Single Family Housing/Subdivisions 1.06% Land Development 1.05% Commercial Real Estate Loan Mix As a % of CRE (Period Ended 02/28/2026) Residential/Multi-family $666,497,044 Commercial Income Property $508,571,033 NOO Retail / Restaurants $178,873,096 Lessors of Other Real Estate Property $136,322,557 Hotel/Motel $87,839,931 Mini-warehouse/Self-Storage $49,038,927 Residential & Non-Residential Property Management $27,693,845 Single Family Housing $17,952,639 Land Development $17,730,090 Total $1,690,519,162 18

Agriculture 22.146% Construction 8.291% Health Services 7.044% Banking & Financial Services 3.223% Floor Plan & Auto Industry 3.039% Retail Eating Establishments 1.295% Real Estate Activites 6.455% Other Retail+Convenience 7.380% Transportation & Utilities 5.629% Manufacturing 4.897% Personal Services 14.785% Government Entities 7.242% Forestry, Oil/Gas … Religious Organizations 0.966% Amusement & Recreation 2.287% Wholesale Distribution 2.258% All All Other 2.350% Commercial & Industrial Loan Mix As a % of Total C & I Loans (Period Ended 02/28/2026) Agriculture $268,671,237 Personal Services $179,366,996 Construction $100,584,153 Other Retail + Convenience $89,535,961 Government Entities $87,850,825 Health Services $85,456,332 Real Estate Activities $78,305,040 Transportation & Utilities $68,290,686 Manufacturing $59,404,768 Banking & Financial Services $39,097,385 Floor Plans & Auto Industry $36,863,642 Amusement & Recreation $27,746,798 Wholesale Distribution $27,394,542 Retail Eating Establishments $15,709,966 Religious Organizations $11,720,455 Forestry, Oil, Gas & Energy $8,651,132 All Other (Including Private HH) $28,507,537 Total $1,213,157,456 19

Commercial Production Pipeline As of 02/28/2026 Region Pipeline New Money Central $99,004,142 $18,751,749 West $55,188,250 $33,399,250 Southern $225,103,290 $120,484,366 Middle TN $458,557,815 $165,726,220 Indy / Ft. Wayne LPO $265,169,329 $125,042,325 East TN $143,098,127 $19,013,000 Kentucky $103,812,185 $19,835,543 Total $1,250,928,996 $502,252,453 YE 12/31/2025 $1,446,529,866 $565,816,075 Production YTD Current Pipeline Dollars (YE 2025) Region Term Production Line Production Central $79,926,842 $24,119,250 West $44,793,638 $18,357,054 Southern $131,935,421 $53,830,301 Middle TN $144,196,180 $19,118,146 Indy / Ft. Wayne LPO $122,628,594 $2,778,454 East TN $58,534,462 $68,515,282 Kentucky $23,944,539 $29,334,256 Total $605,959,776 $216,052,743 YE 12/31/2024 $624,749,192 $107,547,797 State Pipeline $ Indiana $255,757,414 Illinois $5,480,000 Kentucky $41,122,016 Tennessee $163,782,004 Other $36,111,019 Total $502,252,453 Current New Money Pipeline Dollars by State 20

Strong Core Deposit Franchise Deposit Mix Cost of Deposits 0.16 0.23 0.32 0.50 0.32 0.18 0.38 1.32 1.84 1.64 0.45 0.54 0.75 0.95 0.54 0.20 0.47 1.81 2.35 2.10 '- 0.40 0.80 1.20 1.60 2.00 2.40 2.80 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 BHC UBPR Interest Expense FFC Peer FFIEC BHC UBPR Data 18.1% 12.8 Brokered CDs 0.0% Average account tenure 13.5 years Estimated uninsured deposits as 35.7% of total deposits Estimated uninsured less collateralized as 18.9% total deposits Estimated uninsured less collateralized as 21.43% total deposits 0.17% 0.25% 0.37% 0.56% 0.36% 0.20% 0.38% 1.26% 1.84% 1.56% 0.00% 0.45% 0.90% 1.35% 1.80% 2.25% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 21 Non-interest bearing 20.14% Demand & Savings 64.39% Time 15.47%

$90,308$88,747$91,289 $104,348 $112,758$117,406 $126,023$130,176 $144,438 $154,926 0 32500 65000 97500 130000 162500 195000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 59.4 61.62 58.43 61.23 59.87 63.33 59.51 62. 66.36 59.49 68.42 62.21 61.22 61.65 61.22 60.88 59.89 64.78 65.85 62.08 45.0 51.0 57.0 63.0 69.0 75.0 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 FFC Peer FFIEC BHC UBPR Data Non-interest Expense Efficiency Acquired HopFed Bancorp on 7/27/2019 Acquired Hancock Bancorp on 11/5/2021 Acquired SimplyBank on 7/1/2024 Disciplined Expense Management 22

$2.2 Billion Trust Assets Under Management Trust & Asset Management 2024 2025 Revenue ($000) 5,468 5,393 Income before Tax 1,777 2,329 Trust and Asset Management Trust Services include: • Professional Farm Management • Trust Administration • Estate Administration • Retirement Services • Corporate Trust Services 23

Well-positioned for sustainable and profitable growth • Diversified business model with strong risk management • High-caliber team members focused on customer service and technology optimization • Expanding presence in larger growth markets • Commercial banking focus with quality core deposits • Demonstrated ability to successfully complete mergers and acquisitions • Unblemished track record of delivering shareholder value • Over 30 consecutive years of increased shareholder dividends Key Investment Points 24

2021 2022 2023 2024 2025 Net Interest Income 143,401 165,042 167,262 174,986 219,868 Provision 2,466 <2,025> 7,295 16,166 8,200 Non-interest Income 42,084 46,716 42,702 42,772 41,972 Non-interest Expense 117,406 126,023 130,176 144,438 154,926 Net Income 52,987 71,109 60,672 47,275 79.208 Earnings Per Share (diluted) 4.02 5.82 5.08 4.00 6.68 Total Assets 5,175,099 4,989,281 4,851,614 5,561,786 5,756,508 Net Interest Margin 3.20 3.54 3.78 3.71 4.29 Return on Average Assets 1.10 1.41 1.26 0.92 1.42 Return on Average Equity 8.87 14.37 12.47 8.82 13.30 Dollars in millions except per share data 5-Year Financial Highlights 25

Norman D. Lowery President and CEO lowerynd@first-online.com 812.238.6185 Rodger A. McHargue Chief Financial Officer, SVP rmchargue@first-online.com 812.238.6334 Stephen P. Panagouleas Chief Credit Officer, SVP spanagouleas@first-online.com 812.238.6431 Thank You! : THFF